SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 6, 1999



                        GENERAL INSTRUMENT CORPORATION
              (Exact Name of registrant specified in its charter)

       Delaware                 001-12925                    36-4134221
-----------------------    ----------------------   ---------------------------
(State of Incorporation)  (Commission File Number) (IRS Employer Identification
                                                     No.)

                             101 Tournament Drive
                             Horsham, PA   19044
                    --------------------------------------
                   (Address of principal executive offices)

                 Registrant's telephone number: (215) 323-1000

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Item 5.   Other Events
          ------------

           On October 6, 1999, General Instrument Corporation announced that an American Arbitration Association panel released an interim decision in the breach of contract dispute between General Instrument Corporation and StarSight Telecast, Inc., a unit of Gemstar International Group, Ltd. The press release is attached as Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          Exhibit 99.1     Press release dated October 6, 1999




































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

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GENERAL INSTRUMENT CORPORATION
                                                 (Registrant)


                                                 By: /s/ Robert A. Scott
                                                     -----------------------
                                               Name:  Robert A. Scott
                                              Title:  Senior Vice President,
                                                      General Counsel
                                                      and Secretary


Date:  October 6, 1999

























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